SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ]   Confidential, for use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------

                        [FSF FINANCIAL CORP. LETTERHEAD]





December 19, 2003

Dear Stockholder:

         On behalf of the Board of Directors and management of FSF Financial Corp., (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on Tuesday, January 20, 2004, at 8:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Crowe Chizek and Company LLC, certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors, to ratify the appointment of Crowe Chizek and Company LLC as the Company's independent accountants for the fiscal year ending September 30, 2004, and to approve the FSF Financial Corp. 2003 Stock Compensation Plan. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. All stockholders can vote by written proxy card. All stockholders of record and many "street name" stockholders also can vote via touchtone telephone, or via the internet using the instructions on your proxy card. And, of course, you may vote in person at the Annual Meeting if you so choose. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                             Sincerely,


                                             /s/George B. Loban
                                             George B. Loban
                                             President


                                             /s/Donald A. Glas
                                             Donald A. Glas
                                             Chief Executive Officer

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 20, 2004
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FSF Financial Corp. (the "Company"), will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota 55350 on Tuesday, January 20, 2004, at 8:30 a.m. for the following purposes:

1.       To elect two directors of the Company;

2.       To  ratify  the   appointment  of  Crowe  Chizek  and  Company  LLC  as
         independent public accountants of the Company for the fiscal year ending September 30, 2004; and

3.       To approve the FSF Financial Corp. 2003 Stock Compensation Plan.

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on November 28, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2003 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. ALL STOCKHOLDERS OF RECORD AND MANY "STREET NAME" STOCKHOLDERS ALSO CAN VOTE VIA TOUCHTONE TELEPHONE, OR VIA THE INTERNET USING THE INSTRUCTIONS ON YOUR PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Richard H. Burgart
                                              Richard H. Burgart
                                              Secretary

Hutchinson, Minnesota
December 19, 2003


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 20, 2004
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FSF Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on Tuesday, January 20, 2004, at 8:30 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 19, 2003.

         All proxies properly submitted by telephone or via the Internet and all properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1,(b) FOR Proposal 2 (ratification of independent public accountants); (c) FOR Proposal 3 (approval of the FSF Financial Corp. 2003 Stock Compensation Plan) and (d) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Richard H. Burgart at 201 Main Street South, Hutchinson, Minnesota) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by individuals holding registered shares who are interested in voting via telephone or the Internet are set forth on the enclosed proxy card. In many cases, "street name" stockholders may vote via telephone or the Internet by following instructions provided by their broker.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY USING THE TELEPHONE VOTING SYSTEM, ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on November 28, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,344,737 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The  Articles  of  Incorporation  of  the  Company  (the  "Articles  of
Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, as submitted as Proposal 1, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Proposal 2 shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

         As to the approval of the FSF Financial Corp. Stock Option Plan as set forth in Proposal 3, a stockholder may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Proposal 3 shall be determined by an affirmative vote of a majority of total votes cast on the matter. Broker Non-Votes will have no impact on the outcome of the vote on such matters and proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" such matters.

         With respect to all other matters that may properly come before the Meeting, a shareholder may check the appropriate box to: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively on such matter, without regard to (i) Broker Non-Votes or (ii) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                        Percent of Shares of
                                                Amount and Nature of        Common Stock
Name and Address of Beneficial Owner            Beneficial Ownership       Outstanding (%)
------------------------------------            --------------------       ---------------

First Federal fsb                                     310,656                 13.5
Employee Stock Ownership Plan Trust ("ESOP")
201 Main Street South
Hutchinson, Minnesota (1)

Security Bancshares Company                           200,000                  8.7
P.O. Box 212
Glencoe, Minnesota (2)

George B. Loban                                       227,597                  9.7
201 Main Street South
Hutchinson, Minnesota  55350 (3)

Donald A. Glas                                        236,088                 10
201 Main Street South
Hutchinson, Minnesota  55350 (3)

Richard H. Burgart                                    127,823                  5.5
201 Main Street South
Hutchinson, Minnesota  55350 (3)

________________________
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The board of directors of the bank has appointed a committee consisting of non-employee directors Caturia, Stearns, and Knutson to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 303,013 shares have been allocated under the ESOP to participant accounts.
(2)  Based on a Schedule 13G received by the Company on March 14, 1996.
(3)  See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2003 fiscal year. Other than as noted in Principal Holders, the Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of First Federal fsb (the "Bank"). Two directors will be elected at the Meeting, to serve for three-year terms or until their respective successors have been elected and qualified.

         Richard H. Burgart and Roger R. Stearns (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board of Directors and have been nominated for three-year terms to expire in 2007.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.


                                             Year First    Current        Shares of
                                             Elected or    Term to      Common Stock          Percent
Name                          Age (1)       Appointed (2)  Expire   Beneficially Owned(3)   of Class(%)
----                          -------       -------------  ------   ---------------------   -----------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2007

Richard H. Burgart              56              1994         2004      127,823 (4)              5.5

Roger R. Stearns                55              1990         2004       54,834 (5)(10)          2.3

DIRECTORS CONTINUING IN OFFICE

James J. Caturia                65              1984         2005       25,300 (6)(10)          1.1

Jerome R. Dempsey               70              1984         2005       15,850 (7)               *

Donald A. Glas                  53              1981         2005      236,088 (8)             10.0

Sever B. Knutson                71              1984         2006       54,112 (9)(10)          2.3

George B. Loban                 53              1979         2006      227,597 (11)             9.7

Directors and
Executive Officers as
a Group (7 persons)             --               --          --        741,604                 31.6

_______________
(1)  At September 30, 2003.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Stock ownership as of November 28, 2003, the voting record date. Unless otherwise noted, all persons named in the table above have sole or shared voting or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Sever B. Knutson - 5,750, George B. Loban - 87,223, Richard H. Burgart - 35,393, Roger R. Stearns - 5,750, James J. Caturia - 7,775, Jerome R. Dempsey - 5,750, and Donald A. Glas - 91,686.
(4) Includes 31,583 shares held by the spouse of Mr. Burgart and 25 shares held by the son of Mr. Burgart, which Mr. Burgart may be deemed to beneficially own.
(5) Includes 9,000 shares held by Stearns Foundation, Inc. and 8,710 shares held by Stearnswood, Inc. of which Mr. Stearns is an officer and director, which Mr. Stearns may be deemed to beneficially own.
(6) Includes 2,163 shares in the individual retirement account of the spouse of Mr. Caturia, which Mr. Caturia may be deemed to beneficially own.
(7) Includes 599 shares held by the spouse of Mr. Dempsey, which Mr. Dempsey may be deemed to beneficially own.
(8) Includes 27,721 shares owned by the spouse of Mr. Glas and 1,000 shares held by the daughter of Mr. Glas, which Mr. Glas may be deemed to beneficially own.
(9) Includes 46,862 shares owned by the spouse of Mr. Knutson, which Mr. Knutson may be deemed to beneficially own.
(10) Excludes 310,656 shares of Common Stock held under the ESOP for which such individual serves as a member of the ESOP Committee and ESOP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.
(11) Includes 2,800 shares held by the son of Mr. Loban, 2,800 shares held by the daughter of Mr. Loban, and 36,707 shares held by the spouse of Mr. Loban, which Mr. Loban may be deemed to beneficially own.
*    Less than 1% of Common Stock outstanding.

Biographical Information

         The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for the last five years.

Nominees for Director:

         Richard H. Burgart has served as a director of the Company and the Bank since 1994. He is currently the Chief Financial Officer and Secretary-Treasurer of the Company and the Bank. He is also Chairman of Insurance Planners, a subsidiary of the Company.

         Roger R. Stearns has served as a director of the Company and the Bank since 1994. He is Chairman of the Compensation Committee. Mr. Stearns is the Chairman and part owner of Stearnswood, Inc., Hutchinson, Minnesota.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         James J. Caturia has served as a director of the Company and the Bank since 1994. He is Chairman of the Bank's Finance Committee. Mr. Caturia is also the owner and manager of Caturia Interiors, Inc., Hastings, Minnesota.

         Jerome R. Dempsey has served as a director of the Company and the Bank since 1994. He is Chairman of the Bank's Community Reinvestment Committee. Mr. Dempsey is serving a term as a member of the Minnesota House of Representatives.

         Donald A. Glas has served as a director of the Company and the Bank since 1994. He is currently the Co-Chair and Chief Executive Officer of the Company and the Bank. Mr. Glas is also Chairman of Firstate Services, Inc., a wholly owned subsidiary of the Bank.

         Sever B. Knutson has served as a director of the Company and the Bank since 1994. He is Chairman of the Audit Committee. Mr. Knutson is a retired officer the United States Air Force, and the former President of Lynn Card Company, Hutchinson, Minnesota.

         George B. Loban has served as a director of the Company and the Bank since 1994. He is currently the Co-Chair and President of the Company and the Bank. Mr. Loban is also Chairman of Homeowners Mortgage Corporation, the wholly-owned mortgage-banking subsidiary of the Bank.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2003, the Board of Directors held a total of 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2003, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met 1 time during the 2003 fiscal year.

         The Compensation Committee is comprised of directors Caturia, Dempsey, Knutson and Stearns. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met 2 times during the 2003 fiscal year.

         The Audit Committee is comprised of directors Caturia, Dempsey, Knutson and Stearns. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the requirements of the Nasdaq Stock Market. The Board of Directors has adopted an amended, written Audit Committee Charter, which is attached to this proxy statement at Appendix
A. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met 7 times during the 2003 fiscal year. In addition to regularly scheduled quarterly meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

         The Board of Directors has determined that Roger R. Stearns, a member of the Company's Audit Committee, is an "Audit Committee Financial Expert" as that terms is defined in the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Stearns is independent as that term is used in item 7(d)(3)(iv)(A) of Schedule 14A of the Securities Exchange Act of 1934.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended September 30, 2003 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with Crowe Chizek and Company LLC ("Crowe Chizek") the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Crowe Chizek its independence.

Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on

Form 10-K for the year ended September 30, 2003, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  James J. Caturia
                  Jerome R. Dempsey
                  Sever B. Knutson, Chairman
                  Roger R. Stearns

Audit Fees

         For the year ended September 30, 2003, the Company paid $7,775 for professional services rendered by its former auditor, Larson Allen Weishar & Co., LLP ("Larson Allen"), Certified Public Accountants, in connection with the review of the quarterly financial statements and $30,500 for professional services rendered by its current auditor, Crowe Chizek, in connection with the audit of the annual financial statements and review of the June 30, 2003 quarterly financial statements.

Financial Information Systems Design and Implementation Fees

         There were no fees billed by the Company's former or current independent auditor for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2003.

All Other Fees

         Fees billed by Larson Allen for services rendered to the Company for the fiscal year ended September 30, 2003, other than the services described above under "Audit Fees," included $6,550 for tax preparation services and $4,150 for consultations of tax evaluations in connection with business combinations. There were no fees billed by Crowe Chizek for services rendered to the Company for the fiscal year ended September 30, 2003 other than the services rendered above under "Audit Fees."

         The Audit Committee considered whether the provision of the non-audit services listed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above was compatible with maintaining Crowe Chizek's independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Each non-employee member of the Board of Directors of the Bank received a retainer of $10,000 and a fee of $900 per meeting attended. In addition, committee fees consisted of $350 for each committee meeting attended. For the year ended September 30, 2003, total director fees paid by the Bank to all directors as a group were approximately $101,800.

         On November 19, 2002, under the 1998 Compensation Plan, each non-employee director received options to purchase 1,000 shares of Common Stock and Directors Burgart, Glas, and Loban, respectively, each received options to purchase 3,863, 5,662, and 5,662 shares of Common Stock. All option grants under the plan became fully vested on the date of grant.

Executive Compensation

         General. Executive officers received compensation from the Bank. However, a portion of the executive officers' compensation is reimbursed to the Bank by the Company in accordance with a cost sharing agreement between the two entities.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to the named executive officers of the Company ("Named Executive Officers") for each of three years ended September 30, 2003. No other executive officer of the Company or the Bank had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Company or the Bank in the aggregate.

                                                                                    Long Term
                                                                                  Compensation
                                              Annual Compensation                    Awards
                                ----------------------------------------------  ---------------
                                                                                   Securities
Name and                                                       Other Annual        Underlying          All Other
Principal Position        Year   Salary($)    Bonus($)(1)     Compensation($)    Options (#)(2)     Compensation($)
------------------        ----   ---------    -----------     ---------------    --------------     ---------------
Donald A. Glas            2003    258,000      132,000                --               5,662         157,200(3)(4)
Director and Chief        2002    230,000      130,000                --                  --         119,310(5)(6)
Executive Officer         2001    196,000       90,000                --               5,662          68,420(7)(8)


George B. Loban           2003    258,000      132,000                --               5,662          85,200(3)(4)
Director and President    2002    230,000      130,000                --                  --          47,310(5)(6)
                          2001    196,000       90,000                --               5,662          40,420(7)(8)


Richard H. Burgart        2003    180,750       92,500                --               3,836         104,222(3)(4)
Chief Financial Officer   2002    162,000       91,000                --                  --          84,466(5)(6)
and Treasurer             2001    140,500       64,800                --               3,836          48,985(7)(8)

________________________
(1) Payments under the Bank's Incentive Compensation Policy. See "-- Report of the Compensation Committee on Executive Compensation."
(2) For Messrs. Glas, Loban and Burgart, represents options awarded under the 1994 Stock Option Plan and/or the 1998 Compensation Plan. See " -- Stock Awards."

(footnotes continue on next page)

(3) At September 30, 2003, includes 2,305, 2,305 and 2,208 shares allocated under the ESOP at a cost basis of $10.00 per share for Messrs. Glas, Loban and Burgart, respectively. Such shares had an aggregate market value of approximately $71,040, $71,040 and $68,050, respectively, at September 30, 2003. Also, includes the imputed value of life insurance of $2,150, 2,150, and $2,142, respectively.
(4)  At September 30, 2003, includes $132,000,  $60,000,  and $80,000 of accrued benefits under the SERP for Messrs. Glas, Loban and Burgart, respectively.
(5) At September 30, 2002, includes 1,934, 1,934 and 1,850 shares allocated under the ESOP at a cost basis of $10.00 per share for Messrs. Glas, Loban and Burgart, respectively. Such shares had an aggregate market value of approximately $38,000, $38,000 and $37,000, respectively at September 30, 2002. Also includes the value of life insurance of $1,970, $1,970 and $1,966, respectively.
(6)  At September  30, 2002,  includes  $98,000,  $26,000 and $64,000 of accrued benefits under the SERP for Messrs. Glas, Loban and Burgart, respectively.
(7) At September 30, 2001, includes 1,461, 1,461 and 1,420 shares allocated under the ESOP at a cost basis of $10.00 per share for Messrs. Glas, Loban and Burgart, respectively. Such shares had an aggregate market value of $23,814, $23,814 and $23,146, respectively at September 30, 2001. Also, includes the imputed value of life insurance of $1,810, 1,810, and $1,785, respectively.
(8)  At September  30, 2001,  includes  $52,000,  $24,000 and $33,000 of accrued benefits under the SERP for Messrs. Glas, Loban and Burgart, respectively.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee currently consists of Messrs. Stearns (Chair), Caturia, Dempsey and Knutson, all present members of the Board of Directors of the Bank and the Company. No member of the Committee is, or was during 2003, an executive officer of another Company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2003, a member of a comparable compensation committee of a Company of which any of the directors of the Company is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The executive officers of the Company and the Bank consist of Messrs. George B. Loban (Co- Chairman of the Board and President), Donald A. Glas (Co-Chairman of the Board and Chief Executive Officer), and Richard H. Burgart (Chief Financial Officer, Treasurer and Secretary).

         The Bank Compensation Committee (the "Committee") meets annually to review compensation paid to executive officers and to determine the compensation levels for all Bank employees. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area, including institutions with total assets of between $500 million and $1 billion. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank the Committee does consider the overall profitability of the Bank when making these decisions. With respect to each particular employee, his or her particular contributions to the Bank over the past year are also evaluated.

         Bonuses are based upon the Bank's Incentive Compensation Policy. The Incentive Compensation Policy was developed to reward executive management and is based upon the Company's ability to meet certain performance ratio goals. For the year ended September 30, 2003, bonuses were based upon the following weighted performance ratios: (1) earnings per share; (2) book value per share;
(3) efficiency ratio; (4) operating ratio; (5) net interest margin; (6) non-performing assets; and (7) return on assets. Application of the Incentive Compensation Policy is based upon an incentive award level of 50% of the named executive officer base salary multiplied by the percentage of the attained performance ratio and the weighted percent of each of the performance ratios. Mr. Glas, Co-Chairman of the Board and Chief Executive Officer, and Mr. Loban, Co-Chairman of the Board and President, each received a bonus of $132,000.

         In determining compensation, the Committee considers the annual compensation paid to presidents, chief executive officers, and chief financial officers of financial institutions in the State of Minnesota and surrounding states with assets of between $500 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President, Chief Executive Officer, and Chief Financial Officer in the future.

         Compensation Committee:

                  Roger R. Stearns, Chairman
                  James J. Caturia
                  Jerome R. Dempsey
                  Sever B. Knutson

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to the Named Executive Officer to purchase common stock granted under the 1994 Option Plan and/or the 1998 Compensation Plan, respectively. The Company has not granted to the named executive officers any stock appreciation rights.

                                            OPTION EXERCISES AND YEAR END VALUE TABLE

                                Aggregated Option Exercises in Last Fiscal Year, and FY-End Option
                                ------------------------------------------------------------------

                                                                           Number of Securities
                                                                          Underlying Unexercised        Value of Unexercised
                                                                                 Options                In-The-Money Options
                                                                           at FY-End (#)(1)(2)           at FY-End ($)(1)(2)
                                                                           -------------------           -------------------
                                    Shares Acquired       Value
Name                                on Exercise (#)    Realized ($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----                                ---------------    ------------    -------------------------    -------------------------
Donald A. Glas        1994 Option
                          Plan          13,000          180,050                25,188 / --                 537,008 / --
                          1998
                      Compensation
                          Plan            --              --                   62,283 / --                 825,078 / --

George B. Loban       1994 Option
                          Plan          13,000          180,050                25,037 / --                 533,789 / --
                          1998
                      Compensation
                          Plan            --              --                   62,283 / --                 825,078 / --

Richard H. Burgart        1998
                      Compensation       7,000           76,825                35,393 / --                 431,957 / --
                          Plan

________________
(1) For Messrs. Glas and Loban respectively, the 1994 Option Plan information is based on the exercise price of $9.50 and the closing price on September 30, 2003 of $30.82.
(2) For Messrs. Glas, Loban and Burgart, the 1998 Compensation Plan information is based on the exercise prices of $19.125, $14.75, $12.375, $16.05 and $23.00, and the closing price on September 30, 2003 of $30.82.

                                         EQUITY COMPENSATION PLAN INFORMATION

                                                (a)                   (b)                     (c)

                                                                                     Number of securities
                                       Number of securities     Weighted-average    remaining available for
                                         to be issued upon     exercise price of     future issuance under
                                            exercise of           outstanding      equity compensation plans
                                       outstanding options,    options, warrants     (excluding securities
                                        warrants and rights        and rights      reflected in column (a))
                                        -------------------        ----------      ------------------------
Equity compensation plans approved by shareholders:

1994 Stock Option Plan..............          55,848                 $9.68                  7,481

1998 Stock Option Plan..............         242,115                 16.93                  1,185

Restricted Stock Plan...............           2,800                  0.00                 38,964

Equity compensation plans
not approved by
shareholders(1).....................             n/a                   n/a                    n/a
                                             -------                ------                 ------

     TOTAL.........................          300,763                $15.43                 47,630
                                             =======                ======                 ======

____________________
(1)  Not applicable.



Other Benefits

         Employment Agreements. The Bank entered into employment agreements with the named executive officers. The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Bank, at September 30, 2003, Messrs. Glas, Loban and Burgart would currently be entitled to an aggregate lump sum payment of approximately $1.3 million, $1.3 million and $783,000, respectively.

         Supplemental Executive Retirement Plans. The Bank maintains an insured executive salary continuation plan ("SERP") for the benefit of eligible executive employees. The purpose of the SERP is to furnish executive employees with post-retirement and death benefits in addition to those which will be provided under the Bank's SERP and other retirement benefits. It is anticipated that benefits payable under the SERP will equal approximately $7,125 per month in the case of Mr. Glas upon his retirement at age 56 for a maximum of 180 months, $4,167 in the case of Mr. Loban upon his retirement age 56 for a maximum of 120 months, and $4,652 per month in the case of Mr. Burgart upon his retirement at age

60 for a maximum of 180 months. For the year ended September 30, 2003, Messrs. Glas, Loban and Burgart had an accrued SERP benefit of $596,000, $296,000 and $342,000, respectively, and such benefits under the SERP were partially vested for Messrs. Glas and Burgart and fully vested for Mr. Loban.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total shareholder return of the Common Stock of the Company with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on September 30, 1998 and the reinvestment of dividends as paid. The graph provides comparisons at the end of fiscal year of the Company.

                                [GRAPHIC OMITTED]


                          9/30/98($)     9/30/99($)     9/30/00($)      9/30/01($)     9/30/02($)     9/30/03($)
----------------------- -------------- --------------  -------------  -------------- -------------- --------------
CRSP Nasdaq US Index         100            163             217             89             70            107
----------------------- -------------- --------------  -------------  -------------- -------------- --------------
CRSP Nasdaq Bank Index       100            107             114            129            137            159
----------------------- -------------- --------------  -------------  -------------- -------------- --------------
FSF Financial Corp.          100             77              87            115            149            243
----------------------- -------------- --------------  -------------  -------------- -------------- --------------

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                   PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         On May 9, 2003, Larson Allen Weishair & Co., LLP ("Larson Allen"), Certified Public Accountants, resigned as the Company's independent auditors and the Company appointed Crowe Chizek and Company LLC ("Crowe Chizek") as its new
independent auditors. The decision to change accountants was approved by the Company's Board of Directors. Larson Allen's reports on the Company's consolidated financial statements for the two fiscal years ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the two fiscal years ended September 30, 2002 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Company and Larson Allen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Larson Allen, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Company did not consult with Crowe Chizek regarding the application of accounting principals to any transaction or as to any accounting, auditing or financial reporting issues.

         The Board of Directors of the Company has appointed Crowe Chizek as the Company's independent auditor for the fiscal year ending September 30, 2004, subject to ratification by the Company's stockholders. A representative of Crowe Chizek is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE APPROVAL OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

--------------------------------------------------------------------------------
                  PROPOSAL 3 - APPROVAL OF FSF FINANCIAL CORP.
                          2003 STOCK COMPENSATION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors adopted the FSF Financial Corp. 2003 Stock Compensation Plan (the "Plan") on November 19, 2003. The Plan shall become effective upon the date of stockholder approval of the Plan ("Plan Effective Date"). The following is a summary of the Plan, which is qualified in its entirety by the complete provisions of the Plan attached as Appendix B.

         The Plan authorizes the granting of options to purchase Common Stock and awards of Common Stock (collectively, "Awards"). The maximum number of shares available for Awards under the Plan is 230,000 shares (up to 9.8% of total shares of Common Stock currently outstanding). The maximum number of shares reserved for the award of shares of Common Stock ("Stock Awards") is 50,000 shares. The balance of such Awards may be in the form of options to purchase shares of Common Stock. The purpose of the Plan is to attract and retain preferred personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, employees and other persons to promote the success of the Company.

         The Plan is administered by a committee of non-employee directors (the "Committee"). Members of the Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. Authorized but unissued shares, treasury shares, or shares purchased in the open market may be used to satisfy Awards under the Plan. The Plan shall continue in effect for a term of ten years from the Plan Effective Date.

Awards under the Plan

         The Board or the Committee will from time to time determine the employees who will be granted Awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-Incentive Stock Options or Stock Awards. In making this determination, the Board or the Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. Participants who have been granted an Award may be granted additional Awards.

         The Plan authorizes the grant of Awards in the form of: (i) options to purchase the Common Stock intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Incentive Stock Options" or "NSOs"; and (iii) Stock Awards, which provide a grant of Common Stock that may vest over time. In no event shall any participant be awarded more than 70,000 shares of Common Stock between options and Stock
Awards. In addition, no participant may be granted more than 12,500 Stock Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the options, the options will be first exercisable at the rate of 100% on the date of grant.

         The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock.

Stock Options

         The Committee has the discretion to award Incentive Stock Options or Non-Incentive Stock Options to employees. Pursuant to the Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. Officers, directors, employees and other persons who are designated by the Committee will be eligible to receive, at no cost to them, options under the Plan (the "Optionees"). Each option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Common stock utilized in full or partial payment of the exercise price must have been owned by the person exercising such option not less than six months prior to the date of exercise. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Plan.

         The Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. Unless otherwise determined by the Committee, upon termination of an employee's service for any reason other than death or disability, change in control or termination for cause, the vested Incentive Stock Options shall be exercisable for a period of three months following termination. The Committee, in its discretion, may determine the time frame in which options may be exercised. In the event of termination for cause, all rights under any options granted shall expire immediately upon termination. In the event of a change in control of the Company, the options will become fully vested and shall be exercisable until the expiration of the term of the option, regardless of termination of employment. In the case of death, Incentive Stock Options will become fully vested and shall be exercisable for up to two years thereafter or, if sooner, until the expiration of the term of the option, and, in the event of the disability of a Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year, to the extent exercisable by the Optionee immediately prior to the Optionee's disability but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of a Optionee's termination of employment or service, disability or death shall be such terms as the Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         The exercise price for the purchase of Common Stock subject to an option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the option on the date of grant of such option. If the Common Stock is listed on a national securities exchange, including the Nasdaq National Market at the time of the granting of the option, then the exercise price per share of the option shall be not less than the average of the highest and lowest selling price of the Common Stock on such exchange on the date such option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Committee may impose additional conditions upon the right of a Optionee to exercise any option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option, if such option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by a Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act or any related regulations promulgated thereunder.

         The Plan provides that the Board of Directors of the Company may authorize the Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the Plan.

         At the present time, no determination has been made as to the granting of any options under the Plan.

Effect of Mergers, Change of Control and Other Adjustments and Anti-Takeover Aspects for Options

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder or the number of shares of Common Stock represented by each outstanding option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to options, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The Committee will at all times have the power to accelerate the exercise date of all options granted under the Plan. In the case of a Change in Control of the Company as determined by the Committee, all outstanding options shall become immediately exercisable. A Change in Control is defined to include
(i) the sale of all, or substantially all, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the Office of Thrift Supervision regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group.

         In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding company (or an affiliate thereof), provided that:
(A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the consummation of the Change in Control transaction shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control a cash payment for each option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered options, and (2) the aggregate exercise price of all such surrendered options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered options in exchange for such surrendered options.

         The provisions of the Plan related to a change in control of the Company could have an anti- takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of options. The power of the Committee to make adjustments, including adjusting the number of shares subject to options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger company, and to permit the issuance of options to new management following extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of options available to new management of the Company.

         Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of options could choose to exercise options and thereby increase the number of shares for which they hold voting power. Also, the exercise of options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of options could increase the cost of an acquisition by a potential acquiror.

Stock Awards

         The Plan authorizes the granting of Stock Awards to employees. The Committee has the authority to determine the conditions upon which the Stock Awards granted will vest. If a participant of Stock

Awards terminates employment or service for reasons other than death, disability or a Change in Control of the Company, the participant forfeits all rights to the awards under restriction. The Plan provides that all Stock Awards shall vest immediately upon termination of employment following a change in control of the Company, as well as following death or disability. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period. A Stock Award may only be granted from the shares reserved and available for grant under the Plan.

         Stock Awards are generally nontransferable and nonassignable as provided in the Plan except by will or the laws of descent and distribution. When plan shares are distributed in accordance with the Plan, the participants will also receive amounts equal to accumulated cash dividends with respect thereto. Such payment shall be made as soon as administratively feasible following the related dividend payment date. A recipient of such Stock Awards will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Shares of Common Stock held by the Plan trust are voted by the trustee. The aggregate number of shares available for issuance pursuant to the Stock Awards and the number of shares to which any Stock Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         At the present time, no determination has been made as to the granting of any Stock Awards under the Plan.

Amendment and Termination of the Plan

         The Board of Directors may alter, suspend or discontinue the Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval by the stockholders of the Company.

Possible Dilutive Effects of the Plan

         The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options and awards of Stock Awards, the Company delivers newly issued shares of Common Stock (i.e., 230,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 8.9%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to a participant or entitle the Company to a tax deduction at the time of grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to a participant or entitle the Company to a deduction at the time of exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for a participant. A participant will recognize capital gain or loss upon the sale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by a participant at the time the participant recognizes ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options and Stock Awards under the Plan to comply with the requirements under Section 162(m) of the Code applicable to Stock Awards and stock option plans so that the Company's deduction for compensation related to the exercise of options and receipt of Stock Awards would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

          6. Stock Awards awarded under the Plan are generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Stock Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the Stock Award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Stock Awards at the time the recipient recognizes taxable ordinary income.

Accounting Treatment

         For options under the Plan, the Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

         For accounting purposes, with respect to Stock Awards, the Company will recognize compensation expense in the amount of the fair market value of the Common Stock on the date of such award subject to Stock Awards pro rata over the period of years during which the Stock Awards are earned.

Stockholder Approval

         Stockholder approval of the Plan is being sought in order to qualify the Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of Section 162(m) of the Code related to tax deductibility of certain compensation items in excess of $1 million, to meet the requirements of the Nasdaq National Market upon which the Common Stock is listed and to enable participants to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. An affirmative vote of the holders of a majority of the total votes cast at the Meeting in person or by proxy is required to constitute stockholder approval of this Proposal 3.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE FSF FINANCIAL CORP. 2003 STOCK COMPENSATION PLAN.

--------------------------------------------------------------------------------
                    2005 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company's office, 201 Main Street South, Hutchinson, Minnesota 55350, on or before August 21, 2004. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 21, 2004.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FSF FINANCIAL CORP., 201 MAIN STREET SOUTH, HUTCHINSON, MINNESOTA 55350.


                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/Richard H. Burgart
                                           -------------------------------------
                                           Richard H. Burgart, Secretary
Hutchinson, Minnesota
December 19, 2003

                                                                      APPENDIX A


                    FSF FINANCIAL CORP. AND FIRST FEDERAL fsb

                             AUDIT COMMITTEE CHARTER

                                    PREAMBLE

         There shall be a standing committee of the Board of Directors to be known as the Audit Committee.

         The Audit Committee shall consist exclusively of at least three Directors who are independent of Management, who are not officers or employees of First Federal fsb (the "Bank") or of FSF Financial Corp. (the "Holding Company"), and who meet the structure and membership requirements by the applicable regulatory authorities and of the NASDAQ. For purposes hereof, "independent" shall mean a director who meets the definition of "independence" as used in Item 7(d)(3)(iv) at Schedule 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

         Audit Committee members and its Chairman shall be appointed by the full Board of Directors and have a working familiarity with bank finance and accounting practices. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                                RESPONSIBILITIES

         The Audit Committee shall represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Holding Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Holding Company and its subsidiaries. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Holding Company's financial statements.

         Any member of the Audit Committee designated as an Audit Committee financial expert will not be deemed an "expert" for any other purpose. Moreover, the designation of a person as an Audit Committee financial expert does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the Audit Committee in the absence of such designation. It also does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

         Specifically,   the  responsibilities  of  the  Audit  Committee  shall
include, but not be limited to:

                  (i) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Holding Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

                  (ii) Be directly responsible for the appointment, compensation and oversight of the Holding Company's independent auditors and internal auditors.

                  (iii) Review and discuss with the outside auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the outside auditors with respect to interim periods.

                  (iv) Review and discuss the written statement from the outside auditor of the Holding Company concerning any relationships between the auditor and the Holding Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the outside auditor.

                  (v) Review and discuss with management and the outside auditors the financial statements of the Holding Company, including an analysis of the auditors' judgment as to the quality of the Holding Company's accounting principles.

                  (vi) Recommend to the Board of Directors whether, based on the review and discussions described in paragraphs (ii) through (v) above, the financial statements should be included in the Annual Report on Form 10-K.

                  (vii) Review and discuss with management and the outside auditors: (a) any material financial or non-financial arrangements of the Holding Company which do not appear on the financial statements of the Holding Company; and (b) any transactions or courses of dealing with parties related to the Holding Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Holding Company's financial statements.

                  (viii) Review and discuss with management and the outside auditors the adequacy of the Holding Company's internal controls.

                  (ix) Review and discuss with management and the outside auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Holding Company and accounting and financial reporting proposals that may have a significant impact on the Holding Company's financial reports.

                  (x) Establish policies and procedures for the engagement of the outside auditor to provide non-audit services, and consider whether the outside auditor's performance of information technology and other non-audit services is compatible with the auditor's independence.

                  (xi) Review material pending legal proceedings involving the Holding Company and other contingent liabilities.

                  (xii) Establish procedures to receive and respond to employee and others' complaints and concerns regarding the Holding Company's accounting or auditing matters.

                  (xiii) Establish procedures to coordinate the procedures of the Audit Committee with the Holding Company's Disclosure Committee responsible for overseeing the accuracy of the Holding Company's filings under the Exchange Act.

                  (xiv) The Audit Committee will review the interim financial reports of the Holding Company or Bank with Management, the independent accountants and the Director of Internal Auditing before those interim reports are released to the public or filed with the SEC or other regulators.

                  (xv) Review the appropriateness of the Audit Committee Charter on a periodic basis.

                              THE INTERNAL AUDITOR

(9) The Audit Committee shall select, replace, reassign, or dismiss the Director of Internal Audit, subject to approval by the full Board of Directors, and review his independence from management.

(10) The Director of Internal Audit is accountable to the Chairman of the Audit Committee.

(11) The Audit Committee shall insure that the Director of Internal Auditing and the independent accountants coordinate the internal and external audits to ensure that there is completeness of coverage, reduced redundancy and effective use of audit resources.

(12) The Board of Directors shall meet at least once annually with the Director of Internal Audit in private session.

(13) The Audit Committee shall consider, in consultation with the independent accountants and the Director of Internal Auditing, the scope of both the internal audit and the external audit.

(14) Management, the Director of Internal Auditing and the independent accountants shall report to the Audit Committee about significant risks and exposures to the Holding Company and its subsidiaries. The Audit Committee shall assess managemen s steps to minimize them.

(15) The Audit Committee will consider and review with Management and the Director of Internal Auditing: (a) any significant findings during the year and Management's responses to them; (b) any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information; (c) any changes to the planned scope of the Holding Company's internal audit plan that the Audit Committee deems advisable; (d) the internal auditing department's budget and staffing; and (e) whether the internal auditing department has complied with the Institute of Internal Auditing Standards for the Professional Practice of Internal Auditing.

                              COMMITTEE PROCEDURES

(1) The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee shall meet in executive session with the outside auditors at least annually. The Audit Committee may create subcommittees who shall report to the Audit Committee. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.

(2) The Audit Committee shall have the appropriate funding and authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

(3) The Audit Committee may ask members of Management or others to attend meetings and is authorized to receive all pertinent information from Management.

(4) The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.



Adopted on March 18, 2003

                                                                      APPENDIX B


                               FSF FINANCIAL CORP.
                          2003 STOCK COMPENSATION PLAN

         1.  Purpose of the Plan.  The Plan shall be known as the FSF  Financial
             -------------------
Corp. ("Company") 2003 Stock Compensation Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Incentive Stock Options, options that do not so qualify, and Stock Awards. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

         2. Definitions.  The following words and phrases when used in this Plan
            -----------
with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  "Award" means the grant by the Committee of an Incentive Stock Option, a Non-Incentive Stock Option, Stock Awards or any combination thereof, as provided in the Plan.

                  "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Committee" shall mean the Board or the Stock Compensation Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

                  "Company" shall mean the FSF Financial Corp., the parent corporation of the Savings Bank, or any successor or Parent thereof.

                  "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Company from time to time.

                  "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

                  "Effective Date" shall mean the date specified in Section 15 hereof.

                  "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, including the Nasdaq National Market, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not
intended to qualify under Section 422 of the Code.                           ---

                  "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  "Participant" means any director, officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                 "Plan"   shall  mean  the  FSF   Financial   Corp  2003   Stock
Compensation Plan.

                 "Savings  Bank"  shall mean  First  Federal  fsb,   Hutchinson,
Minnesota, or any successor corporation thereto.

                 "Share" shall mean one share of the Common Stock.

                 "Stock Award" shall mean an award of Common Stock in accordance with Section 12 of the Plan.

                 "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

         3.  Shares  Subject to the Plan.  Except as  otherwise  required by the
             ---------------------------
provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 230,000 Shares. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred. The maximum number of the shares reserved for Stock Awards in the aggregate is 50,000. The maximum number of Shares issuable pursuant to Options that may be awarded under the Plan shall be 230,000, reduced by the total number of Shares issued pursuant to Stock Awards issued.

         4. Six Month Holding Period.
            ------------------------

                  Subject to vesting requirements, if applicable, except in the event of death or disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option or Stock Award and the date of the sale of the Common Stock received in accordance with such Award.

         5. Administration of the Plan.
            --------------------------

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR 240.16b-3.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The Chairman of the Board or the President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the terms and conditions of such Award, including any applicable Option exercise price, the number of shares of Common Stock subject to such Award, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)   Effect   of   Committee's   Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

         6. Eligibility for Awards and Limitations.
            --------------------------------------

                  (a) The Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options, Non-Incentive Stock Options or Stock Awards. In selecting Participants and in determining the number of Awards and the terms of such Awards to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Awards in accordance with the Plan granted to any Participant in the aggregate under this Plan exceed more than 70,000 shares of Common Stock.

         7. Term of the Plan.  The Plan shall  continue  in effect for a term of
            ----------------
ten (10) years from the Effective  Date,  unless sooner  terminated  pursuant to
Section 18 hereof. No Award shall be granted under the Plan after ten (10) years from the Effective Date.

         8. Terms and  Conditions of Incentive  Stock Options.  Incentive  Stock
            -------------------------------------------------
Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a) Option Price.

                            (i) The  price  per  Share at which  each  Incentive
Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.


                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 100% on the date of grant.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. Such Options shall not be deemed exercised until the Company has received full payment of the exercise price of such Options.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         9.  Terms  and  Conditions  of   Non-Incentive   Stock  Options.   Each
             -----------------------------------------------------------
Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (c) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (d) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 100% on the date of grant.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. Such Options shall not be deemed exercised until the Company has received full payment of the exercise price of such Options.

                  (f) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10.  Effect  of  Termination  of  Employment,  Disability  or  Death on
              ------------------------------------------------------------------
Incentive Stock Options.
------------------------

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

         11.  Effect  of  Termination  of  Employment,  Disability  or  Death on
              ------------------------------------------------------------------
Non-Incentive  Stock Options.  The terms and conditions of  Non-Incentive  Stock
----------------------------
Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12.      Stock Awards.
                  ------------

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

                  (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from Shares reserved under the Plan at the time the Stock Award is made to the Participant.

                  (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall be earned and non-forfeitable and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the date of grant.

                  (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability or death, or following a Change in Control, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

                  (d) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

                  (e) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's termination of employment or service for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

                  (f) Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall be immediately vest upon such Change in Control.

                  (g) Maximum Individual Award. No individual Employee shall be granted Common Stock in accordance with Stock Awards which exceeds 25% of all Common Stock available for award pursuant to Stock Awards under the Plan.

                  (h) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the date of grant with respect to shares of Common Stock pursuant to a Stock Award, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has receives a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

          "The transferability of this certificate and th shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the FSF Financial Corp 2003 Stock Compensation Plan, and Award Agreement entered into between the registered owner of such shares and FSF Financial Corp. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of FSF Financial Corp, 201 Main Street South, Hutchinson, MN 55350."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 12(h), in connection with a Stock Award, shall be held by the Company, unless the Committee determines otherwise.

                  (i) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

          The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

          Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

          If a  recipient  of a Stock  Award is  subject  to the  provisions  of
          Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

                  (j) Payment of Dividends. To the extent Shares associated with Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever a Stock Award is made to a Participant representing shares of Common Stock underlying a Stock Award, such Participant or beneficiary shall also be entitled to receive, with respect to each such Share, a payment equal to any cash dividends declared and paid on the number of shares of Common Stock represented by such Stock Award prior to the date of delivery of such Shares to the Participant or beneficiary. Such payment shall be made as soon as administratively feasible following the related dividend payment date.

                  (k) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Trustee shall vote such shares of Common Stock held by any such Trust.

                  (l) Payment. Payment due to a Participant upon the vesting of a Stock Award shall be made in the form of shares of Common Stock, subject to applicable tax withholding as detailed at Section 22, herein.

         13.  Recapitalization,  Merger,  Consolidation,  Change in Control  and
              ------------------------------------------------------------------
Other Transactions.
------------------

                  (a)  Adjustment.   Subject  to  any  required  action  by  the
stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Awards may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Award, and the exercise price per Share of Common Stock of each such Award, if any, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                           (i) provide  that such Options  shall be assumed,  or
equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                           (ii) in the event of a transaction under the terms of
which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                           (i)  appropriately  adjust  the  number  of Shares of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii) cancel any or all  previously  granted  Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                           (iii) make such other  adjustments in connection with
the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately as deemed equitable by the Committee at such time.

         Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14.  Date of Grant of Awards.  The date of grant of an Award  under the
              -----------------------
Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Award shall be given to each individual to whom an Award is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15.  Effective Date. The Plan shall become  effective upon the later of
              --------------
the date of Board approval of the Plan or the date of stockholder approval of the Plan.

         16.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
               ---------------------------
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         17.  Modification  of  Awards.  At any time and from time to time,  the
              ------------------------
Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Award, provided no such modification, extension or renewal shall confer on the holder of said Award any right or benefit which could not be conferred on the Participant by the grant of a new Award at such time, or shall not materially decrease the Participant's benefits under the Award without the consent of the holder of the Award, except as otherwise permitted under Section 18 hereof.

         18. Amendment and Termination of the Plan.
             -------------------------------------

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19.  Conditions  Upon  Issuance  of  Shares;   Limitations  on  Awards;
              ------------------------------------------------------------------
Cancellation of Award Rights.
----------------------------

                  (a) Shares shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

                  (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

                  (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Awards held by such Participant shall be forfeited and cease to be exercisable as of the date of such termination of employment or service.

                  (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         20.  Reservation  of Shares.  During the term of the Plan,  the Company
              ----------------------
will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation.  No Participant under the Plan shall have any
             --------------------
interest in any fund or special asset of the Company by reason of the Plan or the grant of any Award under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Award hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. Tax  Withholding.  The Company  shall have the right to deduct from
             ----------------
all amounts paid in cash with respect to the cashless exercise of Options and the delivery of Stock Awards under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or vesting of any Stock Award, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         23. No Employment  Rights. No Director,  Employee or other person shall
             ---------------------
have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Bank or other Subsidiaries.

         24.  Governing  Law.  The Plan shall be  governed by and  construed  in
              --------------
accordance with the laws of the State of Minnesota, except to the extent that federal law shall be deemed to apply.

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 20, 2004
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of FSF Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota on Tuesday, January 20, 2004, at 8:30 a.m. and at any and all adjournments thereof, in the following manner:

                                                        FOR   WITHHELD
                                                        ---   --------

1.        To elect as directors all nominees
          listed below for three-year  terms
          to expire in 2007 (except as
          marked to the contrary):

          Richard H. Burgart
          Roger R. Stearns                              |_|     |_|

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

--------------------------------------------------------------------------------
                                                        FOR   AGAINST    ABSTAIN
                                                        ---   -------    -------

2.        To ratify the appointment
          of Crowe Chizek and Company LLC
          as independent public accountants for
          the Company for the fiscal year ending
          September 30, 2004.                           |_|     |_|        |_|

--------------------------------------------------------------------------------
                                                        FOR   AGAINST    ABSTAIN
                                                        ---   -------    -------

3.        The approval of the
          FSF Financial Corp.
          2003 Stock Option Plan                        |_|     |_|        |_|

          The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated December 19, 2003.

                                                     Please check here if you
Dated: _________________, _____              |_|     plan to attend the Meeting.


---------------------------------------       ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


---------------------------------------       ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
You can vote in one of three ways: 1) By mail, 2) By phone, 3) By internet. IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE THIS PROXY AND RETURN
        ---
IN THE ENCLOSED REPLY ENVELOPE.

TO VOTE USING THE TELEPHONE: Call toll free 1-866-222-5701 from a touch tone telephone. This is NO CHARGE for this call. Enter your 14 digit CONTROL NUMBER and 5 digit PIN NUMBER located at the bottom of this proxy and then listen for voting instructions.

INTERNET VOTING INSTRUCTIONS: Go to the following web site www.computershare.com/us/proxy - Enter your 14 digit CONTROL NUMBER and 5 digit PIN NUMBER located at the bottom of this proxy and then follow the voting instructions on the screen. If you vote by telephone or the internet, please DO NOT mail back this proxy card.
--------------------------------------------------------------------------------


---------------------           ---------------------
  CONTROL NUMBER                     PIN NUMBER
---------------------           ---------------------